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                                                                    EXHIBIT 23.1

             [BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P. LETTERHEAD]

                         CONSENT OF INDEPENDENT AUDITORS


 As Independent Auditors, we hereby consent to the incorporation by reference in this Form 10-K of American Bancorp, Inc. for the years ended December 31, 2001, 2000 and 1999 of our report dated January 16, 2002, which appears on Pages 28 through 57 of the annual report to shareholders.


                                    /s/ BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P.


 Lafayette, Louisiana
 January 16, 2002